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Pepco Holdings, Inc

2nd Quarter Earnings Conference Call
August 5, 2011

Some of the statements contained in today’s presentation are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbor created by the Private Securities
Litigation Reform Act of 1995. These statements include declarations regarding Pepco Holdings’ intents, beliefs and current expectations. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,”
“expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of such terms or other comparable terminology. Any forward-looking statements are not guarantees of future performance, and actual results could differ materially from those indicated by the forward-looking statements. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause PHI’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. The forward-looking statements contained herein are qualified in their entirety by reference to the following important factors, which are difficult to predict, contain uncertainties, are beyond
Pepco Holdings’ control and may cause actual results to differ materially from those contained in forward-looking statements:
prevailing governmental policies and regulatory actions affecting the energy industry, including allowed rates of return, industry and rate structure, acquisition and disposal of assets and facilities, operation and construction of transmission and distribution facilities, and the recovery of purchased power expenses; changes in and compliance with environmental and safety laws and policies; weather conditions; population growth rates and demographic patterns; general economic conditions, including potential negative impacts resulting from an economic downturn; changes in tax rates or policies or in rates of inflation; changes in accounting standards or practices; changes in project costs; unanticipated changes in operating expenses and capital expenditures; the ability to obtain funding in the capital markets on favorable terms; rules and regulations imposed by Federal and/or state regulatory commissions, PJM, the North American Electric Reliability Corporation
and other applicable electric reliability organizations; legal and administrative proceedings (whether civil or criminal) and settlements that influence PHI’s business and profitability; pace of entry into new markets; volatility in customer demand for electricity and natural gas; interest rate fluctuations and credit and capital market conditions; and effects of geopolitical events, including the threat of domestic terrorism. Any forward-looking statements speak only as to the date of this presentation and
Pepco Holdings undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date on which such statements are made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for Pepco Holdings to predict all such factors, nor can Pepco Holdings assess the impact of any such factor on Pepco Holdings’ business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. The foregoing review of factors should not be construed as exhaustive. Readers are referred to the most recent reports filed with the Securities and Exchange Commission.
Safe Harbor Statement

Improving System Reliability is a Top Priority

Reliability Enhancement Plan
Our progress since last fall:
• Tree Trimming - Trimmed along more than
 2,200 miles of power lines to remove limbs that
 threatened our equipment
• Cable Replacement - Replaced or upgraded
 more than 150 miles of underground cable
• Selective Undergrounding - Identified
 overhead lines for undergrounding
• Distribution Automation - Added more than
 60 automated switches that will reroute power
 more effectively during storms
• Customer Communications - Added
 additional call center staff and phone lines
• Technology-Based Improvements -
 Implemented technology on mobile devices to
 view online outage maps

Pepco		Delmarva Power		Atlantic City Electric
	DC	MD	MD	DE	NJ
Advanced Metering Infrastructure	Meter installation underway (38% complete; to be completed 4Q2011), regulatory asset approved, meter activation underway (to be completed 2Q2012)	Meter deployment began in June 2011 (to be completed in 4Q2012), regulatory asset approved	Meter deployment pending (subject to PSC approval of adjusted business case and implementation of PSC-approved customer education/ communication plan)	Meter installation largely completed (98% complete), regulatory asset approved, meter activation underway (to be completed 3Q2011)	Deferred
Energy Efficiency and Demand Response Programs	Revised demand response proposal to be filed. Sustainable Energy Utility (SEU) to be established for energy efficiency	Demand response and energy efficiency programs approved, recovery through a surcharge	Demand response and energy efficiency programs approved, recovery through a surcharge	Regulatory asset approved for demand response as part of AMI, demand response program to be filed. Energy efficiency managed by SEU	Demand response programs approved, recovery through a surcharge
Innovative rate structure	Critical Peak Rebate form of dynamic pricing proposal pending	Critical Peak Rebate form of dynamic pricing approved in concept	Critical Peak Rebate form of dynamic pricing approved in concept pending AMI deployment authorization	Critical Peak Rebate form of dynamic pricing proposal pending	Deferred

Pepco Holdings, Inc

Combines smart grid technology with energy efficiency programs to help customers control their energy use and cost, while providing earnings potential for
PHI
Note: See Safe Harbor Statement at the beginning of today’s presentation.
Blueprint - Project Status by Jurisdiction

(Millions of Dollars)	Delmarva Power DE Gas Case - Docket 10-237	
	Final Filed Position	Approved
Date	12/3/10	6/21/11
Adjusted Rate Base	$236.5	Not specified
Equity Ratio	48.3%	48.3%
Return on Equity	11.0%	10.0%
Revenue Requirement Increase	$10.2	$5.8
Residential Total Bill % Increase		2.8%
New Rates Effective		7/1/11

Pepco Holdings, Inc

• Interim rate increases implemented
 – $2.5 million put into effect August 31, 2010
 – Balance of requested increase put into effect February 2, 2011
 – Amount collected in excess of approved rates will be refunded to customers
• Decoupling status
 – Parties agreed to defer request to place revenue decoupling into effect until an implementation plan is developed
Distribution Rate Cases - Recent Decision
Delmarva Power - Delaware Gas

(Millions of Dollars)	Delmarva Power MD Electric Case - Case No. 9249 Final Filed Position	Approved
Date	5/10/11	7/8/11
Adjusted Rate Base	$343.8	Not specified
Equity Ratio	49.81%	Not specified
Return on Equity	10.75%	Not specified
Revenue Requirement Increase	$16.5	$12.2
Residential Total Bill % Increase		1.4%
New Rates Effective		7/8/11

Pepco Holdings, Inc

Note: See Safe Harbor Statement at the beginning of today’s presentation.
Also approved:
• Cost of equity of 10% for purposes of calculating allowance for funds used during construction and regulatory asset carrying costs
• Full recovery of February 2010 winter storm costs ($1.45 million) straightlined over 5 years
• Establishment of a Regulatory Lag Work Group to discuss the need for regulatory lag mechanisms (Work Group will last no longer than 100 days); if a regulatory lag mechanism is agreed upon, it will be submitted to the Commission for approval
Distribution Rate Cases - Recent Decision
Delmarva Power - Maryland

(Millions of Dollars)	Case No. 1087 Pepco DC
Date	7/8/11
Adjusted Rate Base	$1,167.5
Equity Ratio	49.20%
Return on Equity (ROE)	10.75%
Revenue Requirement Increase	$42.1
Residential Total Bill % Increase	5.3%
Revenue Requirement Equating to 25 Basis Point Change in ROE	$2.4

Pepco Holdings, Inc

Note: See Safe Harbor Statement at the beginning of today’s presentation.
Drivers of requested increase:
• Rate base growth/reliability investment
• Under-earning at current authorized ROE
• AMI
• Two regulatory lag mitigation measures proposed in filing:
 – Reliability Investment Recovery Mechanism - provides full and timely recovery of future capital investments related to distribution system reliability
 – Fully forecasted test periods
• Prehearing Conference scheduled for September 8, 2011
Distribution Rate Cases - Pending
Pepco - District of Columbia

Distribution Rate Cases - The Next Cycle
Note: See Safe Harbor Statement at the beginning of today’s presentation.
• Filing Cycle       Tentative Filing Date
 – Atlantic City Electric NJ   August 2011
 – Delmarva Power MD    4Q2011
 – Pepco MD     4Q2011
 – Delmarva Power DE - Electric  4Q2011
 – Delmarva Power DE - Gas    1Q2013
• Filing dates may be altered by financial projections and other considerations

Baltimore
Dover
Washington, DC
Burches Hill
Chalk Pt.
Georgetown
Possum Pt.
Cambridge
Indian River
Calvert Cliffs
Vienna
Salisbury
North Anna
MAPP HVAC Power Line
MAPP HVDC Power Line
Nuclear Generation
Fossil Generation
Substation
AC/DC Converter Station

PJM

- PJM is in the annual process of evaluating the region's overall transmission needs and has stated that it expects to complete this evaluation in August 2011
- While the PJM process is not complete, we expect that the outcome of the evaluation will be a delay of the in-service date for the project of several years beyond the currently planned in-service date of June 2015

Capital Spending

- $90 - $110 million of the originally projected 2011 MAPP capital expenditures of $163 million are anticipated to be deferred to later years
- Approximately $45 million of non-MAPP transmission capital expenditures planned for later years are anticipated to be incurred in 2011
- Once the revised in-service date has been determined, the five-year capital expenditure forecast will be updated

Pepco Holdings, Inc

Mid-Atlantic Power Pathway - Project Update
Total Projected Construction Cost: $1.2 billion
FERC Approved ROE: 12.8%
Note: See Safe Harbor Statement at the beginning of today’s presentation.

(Millions of Dollars)	2011	2012	2013	2014	2015	5 Year Total
Distribution:						
Customer Driven (new service connections, meter installations, highway relocations)	$ 124	$ 133	$ 141	$ 141	$ 148	$ 687
Reliability (facility replacements/upgrades for system reliability)	314	285	275	273	272	1,419
DOE Reimbursement[1]	(12)	(9)	(4)	-	-	(25)
Load (new/upgraded facilities to support load growth)	73	61	67	112	124	437
Distribution - Blueprint:						
Advanced Metering Infrastructure (AMI) [2]	128	59	8	92	-	287
DOE Reimbursement[1]	(58)	(17)	-	-	-	(75)
Transmission:						
Customer Driven	8	7	6	10	12	43
Reliability (facility replacements/upgrades for system reliability)	39	21	24	15	11	110
Load and Other	198	197	167	112	148	822
Mid Atlantic Power Pathway [3]	163	362	304	213	105	1,147
Gas Delivery	20	20	20	20	20	100
Information Technology	10	10	10	11	10	51
Corporate Support and Other	65	40	34	31	43	213
Total Power Delivery	$1,072	$1,169	$1,052	$1,030	$ 893	$ 5,216

Pepco Holdings, Inc

(1)  Reflects the remaining anticipated reimbursement pursuant to awards from the U.S. DOE under the
 ARRA.
(2)  Installation of AMI in Delmarva-Maryland and New Jersey is contingent on regulatory approval.
(3) Assumes MAPP in-service date of 2015.
Note: See Safe Harbor Statement at the beginning of today’s presentation.
Construction Expenditure Forecast

Contracts Signed and
Prospective Project Pipeline
800
700
600
500
400
300
200
100
0
($ in millions)
Prospective Project Pipeline
Construction Contracts Signed
O&M Contracts Signed

11

Pepco Energy Services
• During the 2nd quarter:
 – Signed $35 million of energy efficiency contracts
 – Prospective Project Pipeline is currently at $580 million
2011 YTD*
* As of June 30, 2011
2008
2009
2010

2nd Quarter								
		Power Delivery		Pepco Energy Services		Other Non-Regulated		Corporate and Other		Total PHI
2010 Net Income/(Loss) (GAAP) - Continuing Operations 1/	**$**	**0.29**	**$**	**0.05**	**$**	**0.03**	**$**	**(0.03)**	**$**	**0.34**
<u>Change from 2010 Net Income/(Loss)</u>										
Regulated Operations										
• Distribution Revenue										
- Weather (estimate) 2/		(0.01)		-		-		-		(0.01)
- Rate Increases		0.02		-		-		-		0.02
- Other Distribution Revenue		0.01		-		-		-		0.01
• Network Transmission Revenue		-		-		-		-		-
• ACE Basic Generation Service (primarily unbilled revenue)		(0.02)		-		-		-		(0.02)
• Standard Offer Service Margin		0.03		-		-		-		0.03
• Operation & Maintenance		(0.06)		-		-		-		(0.06)
• Depreciation		(0.01)		-		-		-		(0.01)
• Other, net		0.01		-		-		-		0.01
Pepco Energy Services										
• Retail Energy Supply		-		(0.04)		-		-		(0.04)
• Energy Services		-		0.01		-		-		0.01
Other Non-Regulated		-		-		0.01		-		0.01
Corporate and Other		-		-		-		(0.01)		(0.01)
Net Interest Expense		-		0.01		-		0.07		0.08
Income Tax Adjustments										
• Interest Related to Tax Settlement (covering prior tax years)		0.04		-		0.04		-		0.08
• Other Income Tax Adjustments, net		0.02		-		-		(0.04)		(0.02)
2011 Net Income/(Loss) (GAAP) - Continuing Operations 3/		**0.32**		**0.03**		**0.08**		**(0.01)**		**0.42**
Discontinued Operations		**-**		**-**		**-**		**-**		**-**
Total PHI 2011 Net Income	**$**	**0.32**	**$**	**0.03**	**$**	**0.08**	**$**	**(0.01)**	**$**	**0.42**

Pepco Holdings, Inc

(1) The 2010 weighted average number of basic shares outstanding was 223 million.
(2) The effect of weather compared to the 20-year average weather is estimated to have no impact on earnings per share.
(3) The 2011 weighted average number of basic shares outstanding was 226 million.
Earnings Per Share Variance - Second Quarter

June Year-to-Date				
	Power Delivery	Pepco Energy Services	Other Non-Regulated	Corporate and Other	Total PHI
2010 Net Income/(Loss) (GAAP) - Continuing Operations 1/	**$ 0.38**	**$ 0.11**	**$ 0.05**	**$ (0.07)**	**$ 0.47**
Change from 2010 Net Income/(Loss)					
Regulated Operations					
• Distribution Revenue					
- Weather (estimate) 2/	0.01	-	-	-	0.01
- Rate Increases	0.08	-	-	-	0.08
• Network Transmission Revenue	0.05	-	-	-	0.05
• ACE Basic Generation Service (primarily unbilled revenue)	(0.01)	-	-	-	(0.01)
• Standard Offer Service Margin	0.05	-	-	-	0.05
• Operation & Maintenance	(0.12)	-	-	-	(0.12)
• Depreciation	(0.02)	-	-	-	(0.02)
• Other, net	0.02	-	-	-	0.02
Pepco Energy Services					
• Retail Energy Supply	-	(0.07)	-	-	(0.07)
• Energy Services	-	0.02	-	-	0.02
Other Non-Regulated	-	-	0.02	-	0.02
Corporate and Other	-	-	-	-	-
Net Interest Expense	-	0.02	-	0.10	0.12
Income Tax Adjustments					
• Interest Related to Tax Settlement (covering prior tax years)	0.04	-	0.04	-	0.08
• Other Income Tax Adjustments, net	0.06	-	-	(0.06)	-
Dilution	(0.01)	-	-	-	(0.01)
2011 Net Income/(Loss) (GAAP) - Continuing Operations 3/	**0.53**	**0.08**	**0.11**	**(0.03)**	**0.69**
Discontinued Operations	-	-	-	0.01	0.01
Total PHI 2011 Net Income	**$ 0.53**	**$ 0.08**	**$ 0.11**	**$ (0.02)**	**$ 0.70**

Pepco Holdings, Inc

(1) The 2010 weighted average number of basic shares outstanding was 223 million.
(2) The effect of weather compared to the 20-year average weather is estimated to have no impact on earnings per share.
(3) The 2011 weighted average number of basic shares outstanding was 226 million.
Earnings Per Share Variance - Year-to-Date

Year	Country	Asset Description	Investment Expiration	Book Value June 30, 2011		Book Value December 31, 2010
1994	Netherlands	Multi-Fuel-Fired Generation (210 MW)	2017	$ -	*	$ 99
1995	Australia	Coal-Fired Generation (700 MW)	2019	191		189
1999	Netherlands	Gas Transmission/Distribution	2025	214	*	231
1999	Netherlands	Gas Transmission/Distribution	2025	156		153
2001	Austria	Hydro Generation (781 MW)	2035	264		258
2002	Austria	Hydro Generation (184 MW)	2030-36	178		174
2002	Austria	Hydro Generation (239 MW)	2033-42	237		232
2002	Austria	Hydro Generation (80 MW)	2039	89		87
				$ 1,329		$ 1,423

Pepco Holdings, Inc

Potomac Capital Investment (PCI)
Cross-Border Energy Lease Portfolio
(Millions of Dollars)
*  Decline in book value reflects leases terminated at request of lessees in June 2011 resulting in an after-
 tax gain of $3 million in the second quarter of 2011.

Cross Border Energy Lease Status
Note: See Safe Harbor Statement at the beginning of today’s presentation.
• Equity Investment of $1.3 billion at 6/30/11
• Annual tax benefits of approximately $52 million
• Annual net earnings of approximately $21 million
• Current Status:
 – IRS settlement approved in November 2010 for the 2001/2002 audit; disallowed net losses on the cross border leases
 – Paid $74 million of taxes and $1 million of penalties in January 2011; paid $28 million in interest in June 2011
• Path Forward:
 – Filed a claim for refund with the IRS in July 2011 for the tax payment, interest and penalties
 – Expect claim to be denied by the IRS
 – Intend to pursue litigation in the U.S. Court of Federal Claims against the IRS to recover the tax payment, interest and penalties (expected to file in third quarter 2011)
 – Absent a settlement, litigation against the IRS may take several years to resolve

2011
• Utility long-term debt issuance of $385 - $435 million:
 – Atlantic City Electric - $200 million (completed, paid down short-term debt)
 – Delmarva Power - $35 million (completed, tax-exempt refunding)
 – Pepco - $150 - $200 million (tentative)
• Credit Facility renewal (completed, provides liquidity for PHI and utilities):
 – Unsecured syndicated facility
 – Aggregate borrowing limit remains $1.5 billion
 – Facility expiration date extended from May 2012 to August 2016
• Dividend Reinvestment Plan (approximately $40 million)
2012
• Utility long-term debt issuance of $350 - $450 million
• Equity issuance target of $250 - $350 million; may include the following:
 – Forward sale (possibly in 2011 with settlement in 2012)
 – Secondary offering
 – Continuous equity program
• Dividend Reinvestment Plan (approximately $40 million)
Note: See Safe Harbor Statement at the beginning of today’s presentation.
Financing Activity

$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
2010
2011E

Pepco Holdings, Inc

2011 Earnings Guidance
Earnings Per Share
$1.24
Guidance
Reflects earnings per share from ongoing operations
(GAAP results excluding special, unusual or extraordinary items)
$1.10 - $1.25
The guidance range excludes:
• The net mark-to-market effects of
 economic hedging activities at Pepco
 Energy Services
The guidance range assumes/includes:
• Normal weather for the remainder of the
 year
• Updated forecast for Power Delivery
 operation and maintenance
 expenditures
Actual*
* Excludes special items. See Appendix for reconciliation of GAAP earnings to earnings excluding special items.
Note: See Safe Harbor Statement at the beginning of today’s presentation.

Appendix

Earnings per Share from Continuing Operations	Twelve Months Ended December 31, 2010
Reported (GAAP) Earnings per Share from Continuing Operations	$0.62
Special Items:
• Debt extinguishment costs	0.51
• Restructuring charge	0.08
• Effects of Pepco divestiture-related claims	0.03
Earnings per Share from Continuing Operations, Excluding Special Items	$1.24
Note: Management believes this presentation is useful to investors because the special items shown above are not representative of the Company’s ongoing business operations. Management uses earnings excluding special items internally to evaluate the Company’s performance and manage its operations.
Reconciliation of GAAP Earnings to
Earnings Excluding Special Items